SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 14, 2001



                         WEBSTER FINANCIAL CORPORATION.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        0-15213                06-1187536
-----------------------------         ------------          --------------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)           Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06702
           ----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 753-2921
                                                           --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On September 14, 2001, Webster Financial Corporation ("Webster") issued a press release announcing the commencement of a stock repurchase program of up to 2.5 million shares, or approximately 5 percent of Webster's 49.5 million shares of outstanding common stock. That press release is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------


(a)      Not applicable.



(b)      Not applicable.



(c)      Exhibits.

         Exhibit No.         Description
         -----------         -----------

         99.1             Press release, dated September 14, 2001

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION.
                                    (Registrant)



                                    /s/ Peter J. Swiatek
                                    ------------------------------
                                    Peter J. Swiatek
                                    Controller





Date: September 14, 2001

                                  EXHIBIT INDEX



         Exhibit No.         Description
         -----------         -----------

         99.1             Press release, dated September 14, 2001